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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        December 9, 2005

                                -----------------

                                 DATASCOPE CORP.

                              --------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        0-6516              13-2529596
 --------------------           --------------------    --------------------
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)            Identification No.)

    14 Philips Parkway
 Montvale, New Jersey                                      07645-9998
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(Address of principal executive offices)                   (Zip Code)

(Registrant's telephone number, including area code)       (201) 391-8100
                                                        --------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

         On December 12, 2005, Datascope Corp. issued a press release announcing it is in discussions with Ethicon, Inc. regarding the agreement to acquire the Clearglide(R) endoscopic vessel harvesting product line of Ethicon's CardioVations division.

         A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DATASCOPE CORP.

                           Registrant

                           By:  /s/ Fred Adelman
                           ------------------------------
                           VP, Chief Accounting Officer
                           and Corporate Controller



Dated: December 12, 2005





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                                  EXHIBIT INDEX

Exhibit 99.1 Press release announcing Datascope Corp. is in discussions with Ethicon, Inc. regarding the agreement to acquire Endoscopic Vessel Harvesting Business